EXHIBIT 10.18

NEITHER THIS SECURED COMMERCIAL PROMISSORY NOTE NOR THE SHARES OF COMMON STOCK UNDERLYING THIS SECURED COMMERCIAL PROMISSORY NOTE WERE ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT"). THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (1) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAW; OR (ii) SUCH REGISTRATION.

 THREE FORKS, INC.

A Colorado Corporation

SECURED

COMMERCIAL PROMISSORY NOTE

(Convertible to Common Stock)

$_________.00	DATE: September __, 2013

FOR VALUE RECEIVED, the undersigned, THREE FORKS, INC., a Colorado corporation (hereinafter "Maker"), promises to pay to ___________________ (Holder) at such place as the Holder may designate in writing, the principal sum of ________________ and no/100 ($______.00), together with interest at ____% per annum thereon, payable quarterly in arrears, due September 20, 2014 (_1_) year from the date hereof. The first quarterly interest payment will be made December 21, 2013.

Holder shall have the right to convert the outstanding balance of this Secured Commercial Promissory Note (hereinafter “ Secured Promissory Note or Note”) into shares of the Maker’s common stock and warrants to purchase shares of the Marker’s common stock as set forth in "Conversion for Common Stock and Warrant" hereafter.

This Secured Promissory Note shall be secured by (“Pledged Collateral”) property as described in and pursuant to the terms of the Mortgage, Security and Pledge Agreement, attached hereto, as EXHIBIT A.

In event Maker shall (i) default in the performance of any of the obligations, covenants or agreements legally imposed by the terms of this Secured Promissory Note, or (ii) apply for or consent in writing to the appointment of a receiver, trustee, or liquidator of Maker or (iii) file a voluntary petition in bankruptcy, or admit in writing Maker's inability to pay Maker's debts as they come due, or (iv) make general assignments for the benefit of creditors, or (v) file a petition or answer seeking reorganization or rearrangement with creditors or taking advantage of any insolvency law, or (vi) file an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization, insolvency or similar proceedings, at the option of the Holder, the whole indebtedness evidenced hereby may be declared due and payable whereupon the entire unpaid principal balance of this Secured Promissory Note and all interest accrued thereon from last payment date at 12% per annum shall thereupon at once mature and become due and payable without presentment or demand for payment or notice of the intent to exercise such option or notice of the exercise of such option by the Holder, or notice of any kind, all of

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which are hereby expressly waived by Maker and may be collected by suit or other legal proceedings.

If all or any part of the amount of this Secured Promissory Note be declared due in accordance with the other provisions hereof, is not paid when due, the principal balance as the case may be, shall bear interest at the lesser of (i) twelve percent (12%) per annum, or (ii) the Maximum Rate allowed under applicable law until paid in full or until the Secured Promissory Note is reinstated. Notice of Default shall be given, in writing, to Maker, after five days after occurrence of default. Maker shall have 10 days after written Notice of Default, within which to cure the default plus interest at default rate, legal fees and costs incurred.

Except as otherwise provided herein, the undersigned and all sureties, guarantors and endorsers of this Secured Promissory Note severally waive all notices, demands, presentments for payment, notices of non-payment, notice of intention to accelerate the maturity, notices of acceleration, notices of dishonor, protest and notice of protest, diligence in collecting or bringing suit as to this Secured Promissory Note and as to each, every and all installments hereof and all obligations hereunder and against any party hereto and to the application of any payment on this obligation, or as an offset hereto, and agree to all extensions, renewals, partial payments, substitutions or evidence of indebtedness and the taking, release or substitution of all or any part of the security or the release of any party liable hereon with or without notice before or after maturity.

It is the intention of the parties hereto to comply with the usury laws applicable to this loan if any, accordingly it is agreed that notwithstanding any provision to the contrary in this Secured Promissory Note or in any of the documents securing payment hereof no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest is provided for, contracted for, charged for or received, then the provisions of this paragraph shall govern and control and neither the Maker hereof nor any other party liable for the payment hereof shall be obligated to pay the amount of such excess interest. Any such excess interest which may have been collected shall be, at the Holder's option, either applied as a credit against the then unpaid principal amount hereof or refunded to Maker. The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws as now or hereafter construed. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged for, or received under this Secured Promissory Note which are made for the purposes of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the full stated term of this Note, all interest contracted for, charged for or received from the Maker or otherwise by the Note Holder.

In the event this Note is placed in the hands of an attorney for collection (whether or not suit is filed), or in the event it is collected by suit or through bankruptcy, probate, receivership or other legal proceedings (including foreclosure), the undersigned hereby agrees to pay to the Holder as attorney's fees a reasonable amount in addition to the principal and interest then due hereon, and all other costs of collection.

CONVERSION RIGHT TO COMMON STOCK

Holder may, at any time prior to payment of the Secured Promissory Note by the Maker, elect to convert all or any portion of this note, including accrued interest, into common shares of the Maker at a price of $3.60 per share.

The Secured Promissory Notes may be converted by the holder thereof, at any time six months after the date of issuance of the Secured Promissory Notes. The accrued interest of the Secured

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Promissory Notes may be converted into the Maker’s Common Stock, please note though that for the purposes of Rule 144, that the issuance date for the Common Stock issued in connection with the conversion of interest will be the date of conversion.

The conversion election shall be made in writing by Holder, as set forth in the Conversion Notice, attached herewith as EXHIBIT B and mailed or faxed to the Maker at 555 Eldorado Blvd., Suite 100, Broomfield, Colorado 80021, fax (720)887-8820. Such instructions should include the name to who the shares are to be issued, a tax id (or social security number) and include an address for delivery. The Maker, upon receipt of such conversion notice and confirmation of the conversion amount, shall then instruct its transfer agent to affect the issuance of the common shares of the Maker, whereupon the amount of the Note represented by the shares elected to be received shall be deemed paid, without recourse as to the amount.

RIGHT OF PREPAYMENT

Maker may at any time prepay this Note without penalty in full or in part. In the event Maker shall elect to prepay this Note or any part hereof, Maker shall provide notice to the Holders of such intention and Holders shall have 10 days to convert the same into common shares at the rate provided herein.

IN WITNESS WHEREOF, Maker has fully executed this Secured Promissory Note as of the date first above written.

THREE FORKS, INC.,
(A Colorado Corporation)

By:	/s/ Don Walford
Don Walford, Chief Executive Officer

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EXHIBIT A

TO

SECURED COMMERCIAL PROMISSORY NOTE

MORTGAGE, SECURITY AND PLEDGE AGREEMENT

THIS MORTGAGE, SECURITY AND PLEDGE AGREEMENT (the “Agreement”), dated September __, 2013, is made by Three Forks, Inc., a Colorado Company ("Pledgor") for the use and benefit of individual Secured Note holders ("Lenders"), for which Lenders have appointed hereby an Agent, Joel Ripmaster to hold and manage the collateral ("Agent").

PRELIMINARY STATEMENTS:

Pledgor and Lenders have entered into Secured Convertible Promissory Notes, secured hereby, in the amount shown on Exhibit A hereto which Exhibit A may be updated from time to time to add additional secured parties ("Lenders") (the Notes, as they may hereafter be amended or otherwise modified from time to time, being the "Loans," "Loan Agreements," or "Secured Promissory Notes" as used interchangeably herein). It is a condition precedent to the making of the Loans by Lenders to Pledgor that Pledgor shall have made the pledge contemplated by this Agreement to the Agent designated hereinabove.

NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the Loan, Pledgor hereby agrees as follows:

SECTION 1. Pledge. Pledgor hereby pledges, transfers and assigns to Sean Cain as Agent for all Lenders pro rata and any assigns of Lenders and grants to Agent for Lenders a security interest in, the following (the "Pledged Collateral"):

The proposed assets of the Pledgor to be purchased by the proceeds of this Offering and equity assets, being certain 75% of the right, title and working interest in 1,955.41 gross leasehold acres including 13 producing wells, 9 service wells and 14 additional wellbores located in the States of Texas and Louisiana purchased by the proceeds from the Secured Promissory Notes, as further described in attached Exhibit B made a part hereof by this reference, and which shall be supplemented to Exhibit B; upon the acquisition of additional assets.

SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations present or future, direct or indirect, absolute or contingent, matured or not, of Pledgor to Lenders under the Secured Promissory Notes evidencing the loans made thereunder (the "Secured Promissory Notes"), whether for principal, interest, fees, expenses or otherwise, and all obligations present or future, direct or indirect, absolute or contingent, matured or not, of Pledgor to Lenders under this Agreement or the Loan Agreement and Secured Promissory Notes (all such obligations of Pledgor being the "Obligations").

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SECTION 3. Delivery of Pledged Collateral.

(a) All certificates, titles, invoices, purchase orders, or instruments representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of Lenders pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lenders and their Agent. In the event of a default in the payment of the Secured Promissory Notes Lenders' Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lenders or any nominees any or all of the instruments representing the Pledged Collateral.

(b) Pledgor shall, upon the request of Lenders' Agent, deliver or cause to be delivered to Lenders' Agent any or all of the Pledged Collateral not referred to in Section 3(a) if Lenders determines in its sole discretion that such delivery will enhance, protect, maintain, create or otherwise aid Lenders in the perfection or maintenance of the security interests created hereby.

SECTION 4. Perfecting Security Interest.

(a) Pledgor shall cause a UCC-1 to be filed with the Secretary of State of Colorado and the State Texas evidencing the pledge of Pledgor’s assets as described Section 1 and Pledgor shall cause any other filings to be made and assist Lenders in giving any notice as may be required to perfect or maintain Lenders' security interest in Pledgor's assets.

SECTION 5. Representations and Warranties. Pledgor represents and warrants as follows:

(a) Pledgor upon the acquisition of the Pledged Collateral will be the full and legal owners of the Pledged Collateral, and no other person has or will have any superior right, title, interest or claim in or to the Pledged Collateral or to the proceeds thereof, or any part thereof.

(b) Pledgor is, and as to any Pledged Collateral acquired after the date hereof, will be, the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

(c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

(d) Pledgor is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power, capacity and authority (i) to own, lease and operate its assets, properties and business and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, the Loan Agreement and the Promissory Notes and the consummation of the transactions contemplated hereby and therein

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have been duly authorized by all necessary corporate action by Pledgor.

(e) The execution, delivery and performance by Pledgor of this Agreement do not and will not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both constitute) a default under (a) the incorporating documents or by-laws, (b) any indenture, mortgage, bond, license, permit or loan or credit agreement or any other agreement or instrument to which Pledgor is a party or by which Pledgor or any of its properties may be bound or affected or (c) any statute or law or judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority of any state or of the United States or any political subdivision of the foregoing. The execution, performance and delivery by Pledgor of this Agreement will not result in the creation of any lien with respect to the assets of Pledgor except for the lien created hereby with respect to the Pledged Collateral.

(f) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, winding up, moratorium or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights and (ii) general equitable principles including rules governing the granting of specific performance and injunctive relief, which are within the discretion of the court having jurisdiction.

(g) No authorization, consent, validation, approval, license, qualification or forma exemption from, and no filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person, whether located in the United States or elsewhere, is required (i) in connection with the authorization, execution, delivery or performance by Pledgor of this Agreement, Promissory Notes and the transactions contemplated thereby, (ii) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance by Pledgor of this Agreement and Promissory Notes (ii) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of the Promissory Notes by Pledgor or (iii) for the exercise by Lenders of any other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

(h) Complete and correct copies of the incorporating documents and by-laws of Pledgor as of the date hereof have been provided to the Lenders on or prior to the date hereof and are in full force and effect.

(i) Except as disclosed herein there is no action, suit, inquiry, litigation, arbitration or administrative or legal proceeding presently pending or, to the best knowledge of Pledgor, threatened against Pledgor before any court or administrative agency of any country or subdivision thereof.

(j) Neither Pledgor nor any portion of Pledgor's property is immune or exempt from the exercise of jurisdiction, whether arising through service or notice of judicial process, attachment or seizure prior to judgment, attachment or seizure in aid of execution following judgment or otherwise, by the courts of the State of Colorado or any other state, province,

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country, nation or other territorial jurisdiction in which any portion of Pledgor's property is located or business is conducted except to the extent, if any, that jurisdiction may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereinafter in effect relating to the enforcement of creditors' rights generally.

(k) Pledgor (i) is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended, (ii) does not directly or indirectly control and is not controlled by a company which is an "investment company" as that term is defined in such Act and (iii) is not otherwise subject to regulation under such Act.

(l) The representations and warranties set forth herein hereof shall survive the execution of this Agreement and shall continue as long as there shall be any Indebtedness outstanding under this Agreement as if repeated and given again to Lenders on each day during the term hereof.

SECTION 6. Further Assurances. Pledgor agree that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lenders or their Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lenders to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral, including without limitation filing one or more UCC-1s to protect Lenders' security interest in Pledgor Rights and making any filing statement or appearance before or with any insurance commission or other regulatory authority. Pledgor authorizes Lenders to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Lenders covering the Pledged Collateral. Pledgor will join Lenders at its request in executing all financial statements in form satisfactory to Lenders and Pledgor will pay the cost of filing or recording any such financial statement or of this Agreement if it is deemed by Lenders to be necessary or desirable.

SECTION 7. Transfers and Other Liens.

Pledgor agree that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged collateral, except in the ordinary course of business, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

SECTION 8. Lenders' Agent Appointed Attorney-in-Fact. Pledgor hereby appoints Lenders' Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lenders' Agent's discretion to take any action and to execute any instrument which Lenders' Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instrument made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

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SECTION 9. Lenders' Agent May Perform. If Pledgor fails to perform any agreement contained herein, Lenders' Agent may itself perform, or cause performance of, such agreement, and the expenses of Lenders' Agent incurred in connection therewith shall be payable by Pledgor under Section 13.

SECTION 10. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

(a) Lenders' Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code (the "Code") in effect in the State of Colorado, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Colorado, at that time, and Lenders' Agent may also, without notice except as specified below, exercise any voting or other consensual rights with respect to the Pledged Collateral, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lenders' Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lenders' Agent may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lenders' Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lenders' Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by Lenders' Agent as Pledged Collateral and all cash proceeds received by Lenders' Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lenders' Agent, be held by Lenders' Agent as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to Lenders' Agent pursuant to Section 12) in whole or in part by Lenders' Agent against, all or any part of the Obligations in such order as Lenders shall direct. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Lenders' Agent and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus, provided that Lenders' Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

(c) All rights and remedies of Lenders or their Agent expressed herein are in addition to all other rights and remedies possessed by Lenders' Agent or Lenders in the Loan Agreement or Notes, all third party guaranties and any other agreement or instrument relating to the Obligations.

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SECTION 11. Expenses. Pledgor will upon demand pay to Lenders' Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and Agent, which Lenders' Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lenders' Agent hereunder of (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 12. Security Interest Absolute. All rights of Lenders' Agent or Lenders and the security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of the Notes, or any other agreement or instrument relating thereto;

(ii) any change in the time, manner, place or terms of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes;

(iii) any sale, exchange, release, surrender or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or any setoff against all or any of the Obligations; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third-party Pledgor.

SECTION 13. Amendments, etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lenders or their Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication), mailed or telegraphed or delivered to it, addressed to it at such party's address specified in the Agreement; or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

SECTION 15. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor, their successors and assigns and (iii) inure to the benefit of Lenders and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lenders may assign or otherwise

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transfer the Notes to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 16. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, except as required by mandatory provisions of law and the loans of the collateral and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Colorado. Unless otherwise defined herein or in the Notes, terms defined in the Uniform Commercial Code in the State of Colorado are used herein as therein defined.

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

THREE FORKS, INC.,
(A Colorado Corporation)

By: /s/ Don Walford
Don Walford, Chief Executive Officer

555 Eldorado Bvd., Suite 100
Address

Broomfield, CO 80021
Address

Agent for Lenders

By: _/s/ Joel Ripmaster____
Joel Ripmaster

2530 Broadway
Boulder, CO 80301

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EXHIBIT A

TO

MORTGAGE, SECURITY AND PLEDGE AGREEMENT

Secured Promissory Note Holders

Name	Amount

Holder No. 1	$250,000
Holder No. 2	$500,000
Holder No. 3	$100,000
Holder No. 4	$100,000
Holder No. 5	$300,000
Holder No. 6	$300,000
Holder No. 7	$100,000
Holder No. 8	$60,000
Holder No. 9	$400,000
Holder No. 10	$25,000
TOTAL	$2,135,000

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EXHIBIT B

TO

MORTGAGE, SECURITY AND PLEDGE AGREEMENT

Pledged Collateral Description

9

Lessor's Name	Lessee's Name	Lease Date Recording Information Legal Description			Wells Associated with Lease
FENRIS FIELD PROPERTIES
SOUTHERN OIL SYSTEMS L L C	FIVE JAB INC	6/1/2011	FILE NO. 587416 BOOK: 385 PAGE: 152 OF THE OFFICIAL PUBLIC RECORDS OF EVANGELINE PARISH, LOUISIANA

TRACT ONE: SW/4 OF THE SE/4 OF SECTION 29 AND NW/4 OF SECTION 33, BOTH IN TOWNSHIP 5 SOUTH, RANGE 1 WEST, EVANGELINE PARISH, LOUISANA

TRACT TWO: SE/4 OF THE SE/4 OF SECTION 29 AND THE NE/4 OF THE NE/4 OF SECTION 33, BOTH IN TOWNSHIP 5 SOUTH, RANGE 1 WEST, EVANGELINE PARISH, LOUISIANA

TRACT THREE: SOUTHWEST CORNER OF SECTION 28, TOWNSHIP 5 SOUTH, RANGE 1 EVANGELINE PARISH, LOUISIANA

FRIO RA SUA; GUILLORY 0001-ALT FRIO RA SUA; RG BERZAS, ETUX 001 LEE ROY FONTENOT SWD 001
EAST BASILE PROPERTIES
RICHARD LAFLEUR, ET AL	OLDFIELD OPERATING COMPANY	4/15/2010	FILE NO. 579283 BOOK: 369 PAGE: 877 OF THE OFFICIAL PUBLIC RECORDS OF EVANGELINE PARISH, LOUISIANA	TRACT 1: SECTION 40 TOWNSHIP 6 SOUTH, RANGE 2 WEST EVANGELINE PARISH, LOUISIANA TRACT 2: SECTIONS 1 AND 2, TOWNSHIP 6 SOUTH-RANGE 2 WEST, EVANGELINE PARISH, LOUISIANA	RICHARD LAFLEUR # 1 LARRY LAFLEUR SWD # 1 LARRY LAFLEUR B-1
RANDALL LAFLEUR, ET AL	OLDFIELD OPERATING COMPANY	4/15/2010	FILE NO. 579284 BOOK: 369 PAGE: 882 OF THE OFFICIAL PUBLIC RECORDS OF EVANGELINE PARISH, LOUISIANA	TRACT 1: SECTION 40 TOWNSHIP 6 SOUTH, RANGE 2 WEST EVANGELINE PARISH, LOUISIANA TRACT 2: SECTIONS 1 AND 2, TOWNSHIP 6 SOUTH-RANGE 2 WEST, EVANGELINE PARISH, LOUISIANA	RICHARD LAFLEUR # 1 LARRY LAFLEUR SWD # 1 LARRY LAFLEUR B-1
KATRINA LAFLEUR ROY, ET AL	OLDFIELD OPERATING COMPANY	4/15/2010	FILE NO. 579282 BOOK: 369 PAGE: 872 OF THE OFFICIAL PUBLIC RECORDS OF EVANGELINE PARISH, LOUISIANA	TRACT 1: SECTION 40 TOWNSHIP 6 SOUTH, RANGE 2 WEST EVANGELINE PARISH, LOUISIANA TRACT 2: SECTIONS 1 AND 2, TOWNSHIP 6 SOUTH-RANGE 2 WEST, EVANGELINE PARISH, LOUISIANA	RICHARD LAFLEUR # 1 LARRY LAFLEUR SWD # 1 LARRY LAFLEUR B-1
RANDALL LAFLEUR, ET AL	OLDFIELD OPERATING COMPANY	4/15/2010	FILE NO. 579285 BOOK: 369 PAGE: 888 OF THE OFFICIAL PUBLIC RECORDS OF EVANGELINE PARISH, LOUISIANA	TRACT 1: SECTION 40 TOWNSHIP 6 SOUTH, RANGE 2 WEST EVANGELINE PARISH, LOUISIANA TRACT 2: SECTIONS 1 AND 2, TOWNSHIP 6 SOUTH-RANGE 2 WEST, EVANGELINE PARISH, LOUISIANA	RICHARD LAFLEUR # 1 LARRY LAFLEUR SWD # 1 LARRY LAFLEUR B-1
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Lessor's Name	Lessee's Name	Lease Date Recording Information Legal Description			Wells Associated with Lease
JOHN W. JENKINS	OLDFIELD OPERATING COMPANY	11/18/2010	ORIGINAL NOT RECORDED	TRACT 1: SECTION 40 TOWNSHIP 6 SOUTH, RANGE 2 WEST EVANGELINE PARISH, LOUISIANA TRACT 2: SECTIONS 1 AND 2, TOWNSHIP 6 SOUTH-RANGE 2 WEST, EVANGELINE PARISH, LOUISIANA	RICHARD LAFLEUR # 1 LARRY LAFLEUR SWD # 1 LARRY LAFLEUR B-1
PENNY UNVERZAGT STEFANSKI	OLDFIELD OPERATING COMPANY	10/25/2010	ORIGINAL NOT RECORDED	TRACT 1: SECTION 40 TOWNSHIP 6 SOUTH, RANGE 2 WEST EVANGELINE PARISH, LOUISIANA TRACT 2: SECTIONS 1 AND 2, TOWNSHIP 6 SOUTH-RANGE 2 WEST, EVANGELINE PARISH, LOUISIANA	RICHARD LAFLEUR # 1 LARRY LAFLEUR SWD # 1 LARRY LAFLEUR B-1
CHARENTON FIELD PROPERTIES
SHORE OIL CORPORATION	JNC, INC	6/17/1981	CONVEYANCE BOOK: 23-W, ENTRY NO. 189, PAGE: 786 OF THE CONVEYANCE RECORDS OF ST. MARY PARISH, LOUISIANA	SECTIONS 51 AND 52, TOWNSHIP 14 SOUTH, RANGE 9 EAST AND SECTIONS 41 AND 43, TOWNSHIP 14 SOUTH, RANGE 10 EAST	SHORE OIL COMPANY # 1 SHORE OIL COMPANY SWD # 1 SHORE OIL COMPANY # 3 SHORE OIL COMPANY # 4 SHORE OIL COMPANY # 5 SHORE OIL COMPANY # 9 SHORE OIL COMPANY SWD # 2 STERLING SUGARS # 1 PARAMOUNT # 1
STERLING SUGARS, INC	LGS EXPLORATION, INC	11/30/1983	CONVEYANCE BOOK: 26-T, ENTRY NO. 204089, PAGE/FOLIO: 753 OF THE CONVEYANCE RECORDS OF ST. MARY PARISH, LOUISIANA	SECTION 43, TOWNSHIP 14 SOUTH, RANGE 10 EAST AND SECTIONS 50, 51, 52 AND 53, EAST OF BAYOU TECHE	SHORE OIL COMPANY # 1 SHORE OIL COMPANY SWD # 1 SHORE OIL COMPANY # 3 SHORE OIL COMPANY # 4 SHORE OIL COMPANY # 5 SHORE OIL COMPANY # 9 SHORE OIL COMPANY SWD # 2 STERLING SUGARS # 1 PARAMOUNT # 1
OXY USA INC	FIVE-J.A.B., INC	1/24/2013	BEING RECORDED - AWAITING RECORDED DOCUMENT VIA MAIL	SECTION 41, T14S-R10E	SHORE OIL COMPANY #1 SHORE OIL COMPANY #3 SHORE OIL COMPANY #4
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Lessor's Name	Lessee's Name	Lease Date Recording Information Legal Description			Wells Associated with Lease
JASPER FIELD PROPERTIES
ATLANTIC RICHFIELD COMPANY	COLUMBIA GAS DEVELOPMENT CORP.	9/30/1992	UNRECORDED LEASE - SEE MEMORANDUM OF OIL AND GAS LEASE RECORDED IN BOOK 88, PAGE 643 OF THE DEED RECORDS OF JASPER COUNTY, TEXAS AND AMENDMENT OF OIL AND GAS LEASE EXECUTED TO BE EFFECTIVE SEPTEMBER 1, 1992	WILLIAM JORDAN SURVEY, A-320, THE OLIVE HARRALL SURVEY, A- 173 AND THE JOHN MYERS SURVEY, A-387, JASPER COUNTY, TEXAS	ARCO FEE # 1 ARCO FEE # 2 ARCO FEE # 3 SWD ARCO FEE E-1
ATLANTIC RICHFIELD COMPANY	BALLARD EXPLORATION COMPANY, INC	8/18/1985	ENTRY NO. 48494, BOOK 77 PAGE 605 OF THE OFFICIAL PUBLIC RECORDS OF JASPER COUNTY, TEXAS	40 ACRES OUT OF THE MARTIN FLORES SURVEY, A-13, JASPER COUNTY, TEXAS BEING 40 ACRES AROUND THE ARCO FEE NO. E-1	ARCO FEE E-1
BP AMERICA PRODUCTION COMPANY	W. DALE MORRIS, INC	6/29/2004	UNRECORDED	40 ACRES OUT OF THE WILLIAM JORDAN SURVEY, A-320, JASPER COUNTY, TEXAS	ARCO FEE # 2
KENNETH R. & JUANITA B. GREGORY	SAM HOUSTON ELECTRIC COOPERATIVE	3/20/1991	UNRECORDED	BEING A STRIP OF LAND IN WIDTH OUT OF THAT CERTAIN 10.8 ACRES OF LAND SITUATED IN THE JOSEPH MILHOME SURVEY, A-448, JASPER COUNTY, TEXAS	ARCO FEE # 1 ARCO FEE # 2 ARCO FEE # 3 SWD ARCO FEE E-1
ATLANTIC RICHFIELD COMPANY	COLUMBIA GAS DEVELOPMENT CORP.	9/3/1993	ENTRY NO. 93-4046, VOL: 553 PAGE: 463, FML- 370 OF THE OFFICIAL PUBLIC RECORDS OF TYLER COUNTY, TEXAS	40 ACRES MORE OR LESS WITHIN THE ARCO FEE LJ UNIT AND OUT OF THE NORMAN HURD SURVEY, A-22 & LIMITED AS TO DEPTHS FROM SURFACE DOWN TO 8,102 FEET	ARCO FEE LJ # 1
CROWN PINE TIMBER 3, L.P.	CHAPARRAL ENERGY, L.L.C.	1/24/2008	ENTRY NO. 08-2064, BOOK 916 PAGE 568 OF THE OFFICIAL PUBLIC RECORDS OF TYLER COUNTY, TEXAS	A 15 FOOT WIDE R-O-W AND EASEMENT FOR THE SOLE PURPOSE OF TRANSPORTING GAS THROUGH A 2.5 INCH PIPELINE UNDER, UPON, OVER AND THROUGH LANDS OF GRANTOR SITUATED IN THE NORMAN HURD SURVEY, A-22 AND THE THEOPHILUS CUSHING SURVEY, A-14 IN TYLER COUNTY, TEXAS	ARCO FEE LJ # 1
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Lessor's Name	Lessee's Name	Lease Date Recording Information Legal Description			Wells Associated with Lease
BP AMERICA PRODUCTION COMPANY	W DALE MORRIS INC	12/6/2002	ENTRY NO. C-174649, VOL 733 PAGE 811 OF THE OFFICIAL PUBLIC RECORDS OF TYLER COUNTY, TEXAS	40 ACRES, MORE OR LESS, OUT OF THE NORMAN HURD SURVEY, A-22	HURD # 1 HURD # 15 SWD HURD # 40
JUANITA GREGROY SPURLOCK ET AL	REA EXPLORATION COMPANY	8/30/1983	VOL 025 PAGE 563 OF THE OFFICIAL PUBLIC RECORDS OF TYLER COUNTY, TEXAS	15.563 ACRES OUT OF THE BBB&C RR CO SURVEY NO. 13, A-147, TYLER CO., TX	GREGORY # 1 WIW GREGORY # 2
OMAHA NATIONAL BANK TRUSTEE	REA EXPLORATION COMPANY	10/26/1983	BOOK 25 PAGE 376 OF THE OFFICIAL PUBLIC RECORDS OF TYLER COUNTY, TEXAS	24.437 ACRES OUT OF THE SOUTH 200 ACRES OF A 400 ACRE TRACT OUT OF THE BBB&C RR CO SURVEY NO. 13, A-147, LIMITED AS TO ALL DEPTHS FROM THE SURFACE OF THE EARTH DOWN TO 9,664 FEET, A- 147 TYLER CO, TX	GREGORY # 1 WIW GREGORY # 2
KIRBY LUMBER CORPORATION	REID PRODUCTION COMPANY	1/3/1977	BOOK 353 PAGE 201 OF THE OFFICIAL PUBLIC RECORDS OF TYLER COUNTY, TEXAS	160 ACRES OF LAND, MORE OR LESS, BEING A PART OF THE J.R. MCINNIS SURVEY, ABSTRACT NO. 1030, TYLER COUNTY, TEXAS	KIRBY MCINNIS # 1K KIRBY MCINNIS # 2 KIRBY MCINNIS # 10D SWD
KIRBY LUMBER CORPORATION	REID PRODUCTION COMPANY	7/6/1977	BOOK 366 PAGE 459 OF THE OFFICIAL PUBLIC RECORDS OF TYLER COUNTY, TEXAS	A TRACT OF LAND CONTAINING 584.64 ACRES OF LAND, MORE OR LESS, COMPRISED OF ALL OF THE J. T. MCINNIS SURVEY, A-1030, AND ALL OF THE J. T. MCINNIS SURVEY, A-1031, TYLER COUNTY, TEXAS	KIRBY MCINNIS # 1K KIRBY MCINNIS # 2 KIRBY MCINNIS # 10D SWD
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Lessor's Name	Lessee's Name	Lease Date Recording Information Legal Description			Wells Associated with Lease
CONROE FIELD PROPERTIES
W.T. HOOPER AND RUBY LAURA HOOPER MARTIN	EPOCH OIL AND GAS, INC.	2/20/1998	ENTRY: 9812625, 350-00-1416 OF THE OFFICIAL PUBLIC RECORDS OF MONTGOMERY COUNTY, TEXAS	THAT APPROXIMATLEY 80 ACRES OF LAND LYING IN MONTGOMERY COUNTY, TEXAS IN THE THE J. T. WATSON SURVEY, A-690, DESCRIBED WITH OTHER LANDS, IN THAT CERTAIN DEED DATED NOVEMBER 28, 1908 FROM W.P. MERCER, AS GRANTOR, TO W.N. HOOPER AS GRANTEE	FANNIE HOOPER SWD # 1 FANNIE HOOPER # 2 FANNIE HOOPER # 3 FANNIE HOOPER SWD # 4 FANNIE HOOPER # 5 FANNIE HOOPER # 6

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EXHIBIT B

TO

SECURED COMMERCIAL PROMISSORY NOTE

CONVERSION NOTICE

To:       Three Forks, Inc. (the “Company”)

555 Eldorado Blvd, Suite 100

Broomfield, CO 80021

Fax: 720-887-8820

Attn: Chief Financial Officer

The Holder hereby irrevocably exercises his, her, or its right to convert $_______________ principal amount and accrued interest of $__________________ of the Secured Convertible Promissory Note, dated _____________, 2013 (“the Secured Promissory Note or Note”) into ___________________ shares of Common Stock (“Common Shares”) of the Company at the Conversion Price of $3.60 per share in accordance with the terms of the Note and directs that the shares of Common Stock issuable and deliverable upon such conversion be registered in the name of the Holder on the books and records of the Company and delivered to the Holder.

The Holder hereby acknowledges that the Common Shares:

(i)	Have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, and hereby represents and warrants to the Company that he, she, or it is acquiring the Common Shares for his, her, or its own account, for investment, and not with a view to or for sale in connection with any distribution of such Common Shares; and

(ii)	Are transferable only in accordance with the terms and restriction contained in the Note.

Dated: _______________________

___________________________________________
Signature of Holder

___________________________________________
Printed Name of Holder

_____________________________	____________________________________________
Address	Tax Identification Number

_____________________________	____________________________________________
Address	Name to be Issued In